SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[X]   Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-12

                              MEGADATA CORPORATION
                (Name of Registrant as Specified In Its Charter)

                              MEGADATA CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required
[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1)    Title of each class of securities to which transaction applies:
         (2)    Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)    Proposed maximum aggregate value of transaction:
         (5)    Total fee paid:
[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1)    Amount previously paid:
         (2)    Form, Schedule or Registration Statement No.:
         (3)    Filing Party:
         (4)    Date Filed:

                              MEGADATA CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                                  APRIL 7, 2004

           The Annual Meeting of the shareholders of Megadata Corporation (the "Company") will be held at the LaGuardia Marriott Hotel, in East Elmhurst, New York, on April 7, 2004, at 11:00 A.M., for the following purposes:
     1.    To elect directors for the next year; and
     2. To ratify the appointment of BDO Seidman, LLP as the independent auditors of the Company for the fiscal year ending October 31, 2004; and
     3. To transact such business as may properly come before the meeting or any adjournment or adjournments thereof.

           Only shareholders of record at the close of business on February 24, 2004 will be entitled to vote at the Annual Meeting. A list of shareholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and during business hours from March 12, 2004 to the date of the Annual Meeting at the Company's headquarters in Connecticut.

           Whether you expect to attend the Annual Meeting or not, your vote is important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada.

                                       By Order of the Board of Directors
                                       Louis J. Petrucelly
                                       Chief Financial Officer and Secretary

47 Arch Street
Greenwich, CT 06830
March 12, 2004



            IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE COMPLETED
                              AND RETURNED PROMPTLY

                              MEGADATA CORPORATION
                                 PROXY STATEMENT

March 12, 2004

           This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Megadata Corporation ("Megadata" or the "Company") for use at the Annual Meeting of shareholders to be held at the LaGuardia Marriott Hotel, 105-05 Ditmars Blvd., East Elmhurst, New York, on April 7, 2004, at 11:00 A.M.

           Shares cannot be voted at the Annual Meeting unless the owner thereof is present in person or by proxy. All properly executed and unrevoked proxies in the accompanying form that are received in time for the Annual Meeting will be voted at the Annual Meeting or any adjournment or postponement thereof in accordance with any specification thereon, or if no specification is made, will be voted "FOR" the election of the named director nominees; and FOR the ratification of BDO Seidman, LLP as Independent Auditors. The Board of Directors of the Company knows of no other matters which may be brought before the Annual Meeting. However, if any other matters are properly presented for action, it is the intention of the named proxies to vote on them according to their best judgment. Any person giving a proxy may revoke it by written notice to the Company at any time prior to the exercise of the proxy. In addition, although mere attendance at the Annual Meeting will not revoke the proxy, a person present at the Annual Meeting may withdraw his or her proxy and vote in person. Rights of appraisal or similar rights of dissenters are not available to shareholders of the Company with respect to any matter to be acted upon at the Annual Meeting.

           The Annual Report on Form 10-K of the Company, as filed with the Securities and Exchange Commission and including the financial statements of the Company, is enclosed herewith.

           The mailing address of the principal executive office of the Company is 47 Arch Street, Greenwich, Connecticut, 06830. This Proxy Statement and the accompanying form of proxy are expected to be mailed to the shareholders of the Company on or about March 12, 2004.

                                VOTING SECURITIES

           The Company's only class of voting securities outstanding is its Common Stock, par value $0.01 per share (the "Common Stock"). On February 24, 2004, there were 4,088,115 shares of Common Stock outstanding. At the Annual Meeting, each shareholder of record at the close of business on February 24, 2004 will be entitled to one vote for each share of Common Stock owned on that date as to each matter presented at the Annual Meeting. Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a plurality of the votes cast by holders of shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote is required for the election of directors. The affirmative vote of a majority of the shares of Common Stock represented at the meeting and entitled to vote is required to ratify the appointment of BDO Seidman, LLP as independent auditors. An abstention with respect to any proposal will be counted as present for purposes of determining the existence of a quorum, but will have the practical effect of a negative vote as to that proposal. In the event of a broker non-vote with respect to any proposal coming before the meeting caused by the beneficial owner's failure to authorize a vote on such proposal, the proxy will be counted as present for the purpose of determining the existence of a quorum, but will not be deemed present and entitled to vote on that proposal for the purpose of determining the total number of shares of which a majority is required for adoption, having the practical effect of reducing the number of affirmative votes required to achieve a majority vote for such matter by reducing the total number of shares from which a majority is calculated. An automated system administered by the Company's transfer agent will be used to tabulate the votes.

         I. ELECTION OF DIRECTORS

           Unless otherwise directed, the persons named in the accompanying form of proxy intend to vote at the Annual Meeting "FOR" the election of the nominees named below as directors of the Company to serve until the next Annual Meeting and until their successors are duly elected and qualified. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF SUCH NOMINEES.

           If any nominee is unable to stand for election when the election takes place, the shares represented by valid proxies will be voted in favor of the remaining nominees and for such person, if any, as shall be designated by the present Board of Directors to replace such nominee. The Board of Directors does not presently anticipate that any nominee will be unable to stand for election.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

           The following information with respect to the principal occupation or employment, other affiliations and business experience of each nominee during the last five years has been furnished to the Company by such nominee. Except as indicated, each of the nominees has had the same principal occupation for the last five years. All of the nominees are currently directors of the Company.

           G. S. Beckwith Gilbert, age 62, was elected Chairman of the Board in 1997 and served as Chief Executive Officer from October 1998 to January 2003. Mr. Gilbert also served as President of the Company from October 1998 to January 2000. Mr. Gilbert has been a director of the Company since 1997. In addition, Mr. Gilbert has been President and Chief Executive Officer of Field Point Capital Management Company, a merchant banking firm, since 1988. He is also a partner of Wolsey & Co., a merchant banking firm. Mr. Gilbert is a Director of Davidson Hubeny Brands and a trustee of the Rockefeller University.

           James T. Barry, age 42, was named Chief Executive Officer of the Company on January 31, 2003 and President of the Company on April 14, 2003. Mr. Barry formerly served as Chief Operating Officer, Chief Financial Officer and Secretary of the Company. Mr. Barry has been a Vice President since 1998 and was named Executive Vice President in 2000. Mr. Barry has been a director of the Company since 2000. He is also a Senior Vice President of Field Point Capital Management Company. From 1989 to 1998, he was with DIANON Systems, Inc., most recently as Vice President of Marketing.

           John R. Keller, age 63, has been with the Company since its inception in 1967 and currently serves as Executive Vice President of the Company. Mr. Keller has been a director of the Company since 1997.

           Paul L. Graziani, age 46, is the President and Chief Executive Officer of Analytical Graphics, Inc., a leading producer of commercially available, analysis and visualization software for the aerospace, defense and intelligence communities. He is also a director of The Space Foundation; The Board of Governors of the Aerospace Industries Association (AIA); and the Advisory Boards of the Galaxy Explorers and Penn State Great Valley. Mr. Graziani has been a director of the Company since 1997.

           Bruce N. Whitman, age 70, is the President and a director of FlightSafety International, an aviation and marine training company, and held other posts such as Executive Vice President since 1961. He is also a Director of Aviall, Inc., The Congressional Medal of Honor Foundation, The General Aviation Manufacturers Association and The Smithsonian National Air and Space Museum. Mr. Whitman is a member of the Board of Governors of the Civil Air Patrol, a trustee of Kent School and The National D-Day Museum. Mr. Whitman has been a director of the Company since 1997.

           Richard R. Schilling, Jr., age 78, is a member of the law firm of Burns, Kennedy, Schilling & O'Shea, New York, New York. Mr. Schilling has been a director of the Company since 1974.

BOARD OF DIRECTORS AND COMMITTEES

           During the fiscal year ended October 31, 2003, the Board of Directors held three regularly scheduled meetings and no special meetings. From time to time the Board of Directors also acts by unanimous written consent and during fiscal 2003, the Board of Directors acted by unanimous written consent four times. Each of our directors attended all of the scheduled meetings of the Board and the committees on which they served, held during the period for which they were a director or a committee member, respectively. We encourage each of our directors to attend the annual meeting of shareholders. To that end, and to the extent reasonably practical, we regularly schedule a meeting of the Board of Directors on the same day as our annual meeting of shareholders. Each member of our Board of Directors attended the 2003 annual meeting of shareholders.

           Our Board of Directors has determined, after considering all the relevant facts and circumstances, that each of Messrs. Graziani, Whitman and Schilling are independent directors, as "independence" is defined by the listing standards of the National Association of Security Dealers ("NASD").

           The Company's Board of Directors presently has standing Audit, Compensation, and Executive Committees, the current membership and principal responsibilities of which are described below. The Board of Directors does not have a formal Nominating Committee; however, all of the Directors review and approve all director nominees presented before the board.

AUDIT COMMITTEE

           Members: Mr. Graziani, Mr. Schilling and Mr. Whitman.

           The Audit Committee's responsibilities include the following: approve the independent auditors to be retained by the Company; meet with the Company's independent auditors at least annually to review scope and results of the annual audit; receive and consider the auditors' comments as to internal controls, accounting staff, management performance, and procedures performed and results obtained in connection with the audit; and periodically review and approve major accounting policies and significant internal control procedures. In addition, the Audit Committee reviews the independence of the independent auditors and their fee for services rendered to the Company and discusses with the auditors any other audit-related matters that may arise during the year. The members of the Audit Committee have been appointed by the Board of Directors. All of the Audit Committee members meet the independence requirements of the National Association of Securities Dealers listing standards. Additionally, the Board of Directors has determined that Mr. Graziani qualifies as an "audit committee financial expert" as defined by the rules adopted by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002.

           The Audit Committee held four meetings during fiscal year 2003. The Board of Directors has adopted a charter to set forth the Audit Committee's responsibilities. A copy of the charter is attached as Exhibit A to this proxy statement.

           REPORT OF THE AUDIT COMMITTEE:

               Our Board of Directors has appointed an Audit Committee, consisting of three directors. All of the members of the Audit Committee are independent of our company and management, as independence is defined under applicable National Association of Securities Dealers rules.

               The purpose of the Audit Committee is to assist our Board of Directors with the oversight of the integrity of the financial statements of our company, our company's compliance with legal and regulatory matters, the independent auditor's qualifications and independence, and the performance of our company's independent auditor. The Audit Committee oversees the Company's accounting and financial reporting process and audits of the financial statements of our company on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The independent auditor is responsible for auditing our financial statements and expressing an opinion that the financial statements are in conformity with generally accepted accounting principles in the United States. Our Board of Directors has amended and restated the charter of the Audit Committee to reflect, among other things, requirements of recently adopted federal legislation, including the Sarbanes-Oxley Act of 2002, new rules adopted by the Securities and Exchange Commission, and the amended rules of the National Association of Security Dealers.

               In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

               The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles, and other such matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by Independence Standards Board Standard No. 1 and considered the compatibility of non-audit services with the auditors' independence.

               The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held four meetings during fiscal 2003.

               In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended October 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

               The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended or the Securities Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

                                  Respectfully submitted,

                                  Paul L. Graziani, Audit Committee Chair
                                  Richard Schilling, Audit Committee Member
                                  Bruce N. Whitman, Audit Committee Member

COMPENSATION COMMITTEE

           Members: Mr. Graziani, Mr. Schilling and Mr. Whitman.

           The Compensation Committee is responsible for determining salaries and incentive compensation for the Company's executive officers, awards stock options and stock bonuses to eligible executives, employees and consultants under the Company's 1999 Stock Incentive Pan (the "Plan"), and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The members of the Compensation Committee have been appointed by the Board of Directors. All of the Compensation Committee members meet the independence requirements of the National Association of Securities Dealers listing standards. The Compensation Committee held one meeting during fiscal year 2003.

EXECUTIVE COMMITTEE

           Members: Mr. Gilbert, Mr. Graziani, Mr. Keller and Mr. Whitman.

           The Executive Committee was established in October 1998. The Executive Committee's primary function is to assist management in formulating the Company's strategy and such other corporate governance functions as may be required and such other duties as may be designated by the Board of Directors. The Executive Committee held two meeting during fiscal year 2003.

CODE OF ETHICS

           The Company has adopted a Code of Ethics and Business Conduct that applies to all officers, directors and employees regarding their obligations in the conduct of Company affairs. The Company's Code of Ethics and Business Conduct is available on the Company's website at WWW.PASSUR.COM.

STOCKHOLDER COMMUNICATIONS

           Our stockholders may communicate directly with the members of the Board of Directors or the individual chairperson of standing Board committees by writing to those individuals at the following address: Megadata Corporation, 47 Arch Street, Greenwich, Connecticut 06830. The Company's general policy is to forward, and not intentionally screen, any mail received at the Company's corporate office that is sent directly to an individual unless the Company believes the communication may pose a security risk.

COMPENSATION OF DIRECTORS

           Directors who are not employees of the Company are currently paid $500 for each meeting of the Board of Directors attended in person or by phone. Each director who was not an employee of the Company received options to purchase 15,000 shares of common stock, which vest over a three-year period which began on November 30, 2000. Directors are reimbursed for expenses they incur to attend meetings of the Board and its committees. Mr. Barry and Mr. Keller who are employees of the Company, receive no additional compensation for their services as directors of the Company. Mr. Gilbert who currently serves as the Company's Chairman, receives a salary of approximately $6,000 per annum for services as such and does not receive additional compensation for each meeting.

EXECUTIVE OFFICERS

           For information with respect to Mr. Barry and Mr. Keller, who are also directors, see "Election of Directors-- Information Concerning Directors and Nominees."

           Dr. James A. Cole, age 63, is a Senior Vice President and the Director of Research and Development of the Company since 1974. Dr. Cole earned a Ph.D. in physics from Johns Hopkins University in 1966.

           Louis J. Petrucelly, age 29, was named Chief Financial Officer and Secretary of the Company on February 1, 2003. Mr. Petrucelly served as Controller since April 2001 and Chief Accounting Officer, Treasurer and Assistant Secretary since January 2002. Prior to joining the Company, Mr. Petrucelly was with ERNST & YOUNG LLP from 1998 to 2001.

           Matthew H. Marcella, age 46, was named Vice President of Software Development on January 15, 2003. Mr. Marcella joined the Company in July 2001. Prior to joining the Company, Mr. Marcella served as Vice President of Software Development at Cityspree Inc. from 2000 to 2001. From 1999 to 2000, Mr. Marcella served as a Vice President at Deutsche Bank and from 1996 to 1999 as Vice President with Nomura Securities.

           Ron Dunsky, age 41, was named Vice President of Marketing on May 21, 2003. Mr. Dunsky joined the Company in February 2001 as Director of Marketing and New Product Development. Prior to joining the Company, Mr. Dunsky was a senior aviation producer the New York bureau of ABCNews.com from 2000 to 2001. Prior to his employment with ABCNews.com, he was a senior aviation producer with the New York bureau of CNN from 1995 to 2000.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

           The following table sets forth information with respect to the following named executive officers: the person who served as Chief Executive Officer ("CEO") during 2003 and the four executive officers other than the CEO serving at October 31, 2003 whose total salary exceeded $100,000. The Company did not award or pay out any long-term compensation during the 2001, 2002, or 2003 fiscal years.

                                                                             LONG-TERM
                                           ANNUAL COMPENSATION             COMPENSATION
                                           -------------------             ------------

                                                                            SECURITIES
                                                                            UNDERLYING
NAME AND PRINCIPAL POSITION        YEAR(*)        SALARY        BONUS     OPTIONS (#) (2)   ALL OTHER COMPENSATION
---------------------------        -------        ------        -----     ---------------   ----------------------

G.S. Beckwith Gilbert -
  Chairman                            2003     $  23,692 (1)      -              -                    -
                                      2002     $ 115,249          -              -                    -
                                      2001     $ 139,720          -              -                    -

James T. Barry -
     President and CEO                2003      $ 135,800         -           100,000                 -
                                      2002      $ 135,280         -              -                    -
                                      2001      $ 135,520         -           30,000                  -

John R. Keller -
  Executive Vice Pres.                2003      $ 135,000                     15,000
                                      2002      $ 134,610         -              -                    -
                                      2001      $ 134,790         -              -                    -

Dr. James Cole -
  Sr. Vice Pres. - Research           2003      $ 170,000         -           20,000                  -
     and Development                  2002      $ 169,480         -            5,000                  -
                                      2001      $ 169,720         -              -                    -

Matthew H. Marcella-                  2003      $ 122,692         -           35,000                  -
    Vice President of Software        2002      $ 109,480         -            5,000                  -
     Development                      2001          -             -           30,000                  -


(1) Mr. Gilbert was the Company's CEO through January 31, 2003, or 90 days of fiscal 2003. Mr. Gilbert remains the Chairman of the Board.
(2) The exercise prices of the stock options granted were equal to the fair market value of the Company's common stock on the date of grant.

(*) Information is provided for the Company's fiscal year, which ends on October 31.

STOCK OPTION GRANTS

           The following table shows, as to the executive officers of the Company, information about option grants in fiscal year 2003. The Company, in fiscal year 2003, did not grant any Stock Appreciation Rights to officers.

                                                                                      POTENTIAL REALIZABLE
                                                                                        VALUE AT ASSUMED
                                                                                      ANNUAL RATES OF STOCK
                                                                                       PRICE APPRECIATION
                               INDIVIDUAL GRANTS                                         FOR OPTION TERM
------------------------- ----------------------------- ------------- -------------- ------------------------

                                           % OF TOTAL
                            NUMBER OF     OPTION/SARS
                            SECURITIES     GRANTED TO
                            UNDERLYING     EMPLOYEES    EXERCISE OR
                           OPTIONS/SARS    IN FISCAL     BASE PRICE    EXPIRATION
NAME                       GRANTED (#)        YEAR         ($/SH)       DATE (1)       5% ($)      10% ($)
James T. Barry                100,000         31.3 %        $ .25        4-14-13     $  16,000   $ 40,000
Louis J. Petrucelly            20,000          6.3 %        $ .25        4-14-13     $   3,200   $  8,000
Louis J. Petrucelly            30,000          9.4 %        $ .36        7-24-13     $   6,900   $ 17,100
John R. Keller                 15,000          4.7 %        $ .25        4-14-13     $   2,400   $  6,000
Matthew H. Marcella            15,000          4.7 %        $ .25        4-14-13     $   2,400   $  6,000
Matthew H. Marcella            20,000          6.3 %        $ .36        7-24-13     $   4,600   $ 11,400
Ron Dunsky                     15,000          4.7 %        $ .25        4-14-13     $   2,400   $  6,000
Ron Dunsky                     15,000          4.7 %        $ .36        7-24-13     $   3,450   $  8,550
James A. Cole                  20,000          6.3 %        $ .36        7-24-13     $   4,600   $ 11,400
------------------------- --------------- ------------- ------------- -------------- ----------- ------------

(1) All stock option options become exercisable three years after grant date and have a life of ten years from grant date.
--------------------------------------------------------------------------------------------------------------

AGGREGATE OPTION EXERCISE IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

           The following table shows the aggregate option exercises in the last fiscal year and fiscal year-end option values for the executive officers of the Company.

                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED
                                                        OPTIONS AT FY - END 2003    IN-THE-MONEY OPTIONS AT FY
                                                                   (#)                     -END 2003 (2)
------------------------- ---------------------------- ---------------------------- ----------------------------

                                            VALUE
                                           REALIZED
                                           (MARKET
                                           PRICE AT
                                           EXERCISE
                             SHARES          LESS
                           ACQUIRED ON     EXERCISE
NAME                      EXERCISE (1)    PRICE) ($)   EXERCISABLE  UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE

James T. Barry                   -             -         172,500      110,000         $   9,750     $ 25,000
John R. Keller                   -             -          62,500       15,000             1,875     $  3,750
Dr. James A. Cole                -             -          66,667       23,334         $   2,250
Louis J. Petrucelly              -             -          30,000       65,000             -         $  5,000
Matthew Marcella                 -             -          21,666       48,334             -         $  3,750
Ron Dunsky                       -             -          28,333       46,667             -         $  3,750
------------------------- -------------- ------------- ------------ --------------- ------------- --------------
(1)      There were no option exercises during fiscal year 2003.
(2)      Based on Fiscal year end price of $0.30 / share

1988 STOCK OPTION PLAN

           The Company's 1988 Stock Option Plan (the "1988 Plan") provided for the granting of stock options to acquire common stock and was terminated on March 23, 1999. As a result, the Company will no longer grant any awards under the plan, but outstanding options or awards as of that date will not be affected by virtue of the plan's expiration. A total of 100,000 shares of common stock were reserved for issuance under the 1988 Plan. As of October 31, 2003, there were outstanding options to acquire 40,000 shares of common stock under the 1988 Plan.

           Options outstanding under the 1988 Plan were granted for terms of up to ten years and become exercisable in whole or part at such time as determined upon the grant of the options. To exercise an option, the optionholder will be required to deliver to the Company full payment of the exercise price of the shares as to which the option is being exercised.

1999 STOCK INCENTIVE PLAN

           On March 23, 1999, the Board of Directors adopted the Company's 1999 Stock Incentive Plan (the "1999 Plan"), which was subsequently approved on July 14, 1999 by our shareholders. The plan is intended to attract, retain, and motivate directors, employees and independent consultants who provide valuable services to the Company.

           The 1999 Plan, as amended, has 1,450,000 shares of common stock authorized for issuance. As of October 31, 2003, the Company has issued 15,000 shares of common stock upon exercise of options granted pursuant to the 1999 Plan; there were outstanding options to purchase 1,003,000 shares of common stock; and an additional 432,000 shares available for grant.

           Options granted under the 1999 Plan may be either incentive stock options, as defined under the Internal Revenue Code, or nonqualified options. The expiration date, maximum number of shares purchasable, vesting provisions and any other provisions of options granted under the 1999 Plan will be established at the time of grant. The plan administrator will set the term of each option, but no options may be granted for terms of greater than ten years. Options will vest and become exercisable in whole or part at such time as determined upon the grant of the options. Any unvested options will automatically vest and become exercisable upon a change of control of the Company. To exercise an option, the optionholder will be required to deliver to the Company full payment of the exercise price of the shares as to which the option is being exercised.

     REPORT OF COMPENSATION COMMITTEE:

           The Compensation Committee of the Board of Directors of Megadata Corporation (the "Committee") sets forth its report on executive compensation below. The Committee's report documents the components of the Company's executive compensation programs and describes the basis on which fiscal 2003 compensation determinations were made by the Committee with respect to the executive officers of the Company, including the executive officers that are named in the compensation tables above.

COMPENSATION PROGRAM COMPONENTS

           The Committee is responsible for setting and monitoring the effectiveness of the compensation provided to the Company's executive officers. In its decision-making, the Committee is guided by a compensation philosophy designed to reward employees for the achievement of business goals and the maximization of shareholder returns. Specific levels of pay and incentive opportunity are determined by the competitive market for executive talent, and, where appropriate, the need to invest in the future growth of the business. The compensation program, which provides incentives for executive officers to achieve the short-term and long-term goals of the Company, comprises two components: base salary and stock option awards.

           BASE SALARY - Base pay levels are largely determined through comparisons with companies of similar size. Actual salaries are based on individual performance contributions within a tiered salary range for each position that is established through job evaluation and competitive comparisons.

           STOCK OPTION PROGRAM - The Committee strongly believes that by providing executives an opportunity to own shares of the Company's stock, the best interests of shareholders and executives will be closely aligned. Therefore, all executives are eligible to receive stock options from time to time, giving them the right to purchase shares of Common Stock of the Company at a future date at a specific price based upon the fair market value of our common stock on date of issuance. The number of stock options granted to any one executive officer is determined at the discretion of the Committee based on the accomplishments of such executives, their length of service with the Company, the number of prior awards received by such officer, the relative value as well as the exercise price of such awards, and competitive practices. During fiscal 2003, we granted options to acquire an aggregate of 170,000 shares of common stock to certain key employees of our company. These option grants included options to acquire 100,000, 15,000, 20,000 and 35,000 shares of common stock to Messrs. Barry, Keller, Cole and Marcella, respectively, at exercise prices ranging from $ .25 to $ .36 per share.

OTHER BENEFITS

           Executive officers are eligible to participate in benefit programs designed for all full-time employees of our company. These programs include medical insurance, a qualified retirement program allowed under Section 401(k) of the Internal Revenue Code and life insurance coverage.

DISCUSSION OF 2003 COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

           The Committee meets with the CEO to evaluate his performance. For fiscal 2003, Mr. Gilbert retired as the Company's CEO and Mr. Barry was named CEO effective February 1, 2003. Mr. Barry's incentive compensation was based on the Committee's evaluation regarding his overall performance based on both quantitative and qualitative objectives, as set by the Board at the start of the fiscal year. Upon his appointment as CEO, the Compensation Committee upon recommendation from the Board of Directors approved the issuance of 100,000 stock options from the Company's 1999 Stock Incentive Plan to Mr. Barry. In addition, although many of the Company's objectives were achieved for fiscal 2003, no additional incentive compensation was awarded Mr. Barry in fiscal 2003 because the Company did not earn a profit.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

           Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1.0 million paid to each of any publicly held corporation's chief executive officer and four other most highly compensated executive officers unless it is performance based and is paid under a plan satisfying the requirements of Section 162(m). Qualifying performance based compensation is not subject to the deduction limit if certain requirements are met. The Committee generally intends to ensure that our Company's executive compensation programs satisfy the requirements of Section 162(m), if applicable.

           The Compensation Committee of the Board of Directors has provided this report:

                           Respectfully submitted,

                           Paul L. Graziani, Compensation Committee Chair Richard R. Schilling, Compensation Committee Member Bruce N. Whitman, Compensation Committee Member

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

           The members of the Compensation Committee are not officers or employees of the Company and receive no compensation other than in their capacity as Directors. They have no other relationship with the Company other than as directors and shareholders.

EMPLOYMENT AND SEVERANCE AGREEMENTS

         All of the officers of the Company are employed on an at-will basis.

PERFORMANCE GRAPH

           The following graph compares the Company's cumulative total stockholder return for the five year period ended October 31, 2003, with the cumulative total return on the NASDAQ index and a peer group index for the same period. The returns are indexed to a value of an investment of $100 at October 31, 1998 in each of the categories and assume that all dividends were reinvested. There can be no assurance that the Company's future stock performance will correlate with past stock performances.

                                 [Graph Omitted]

           Cumulative Total Return Of Megadata Corporation, NASDAQ Market Index And Peer Group (presented on a quarterly basis)

         DATE           MEGADATA               NASDAQ            PEER GROUP
       10/31/98          100.00                100.00              100.00
       01/31/99           91.67                141.46               78.31
       04/30/99           40.00                143.55              102.79
       07/31/99           41.67                148.95              106.36
       10/31/99           66.67                167.46               83.65
       01/31/00          500.00                222.44               73.17
       04/30/00          366.67                217.95               92.45
       07/31/00          216.67                212.66               75.64
       10/31/00          208.33                190.23              102.63
       01/31/01          166.67                156.53               97.44
       04/30/01          112.00                119.47              100.61
       07/31/01          106.67                114.44               88.81
       10/31/01           93.33                 95.42               96.27
       01/31/02           93.33                109.18              107.13
       04/30/02          120.00                 95.31              119.48
       07/31/02           66.67                 74.98              112.35
       10/31/02          106.67                 75.07               98.26
       01/31/03           69.33                 74.57               89.69
       04/30/03           66.67                 82.66               86.92
       07/31/03           96.00                 97.95               94.09
       10/31/03           80.00                109.08               91.32

           The peer group of Megadata Corporation consists of the following corporations: Honeywell International Corporation (HON), Lockheed Martin Corporation (LMT), and Northrop Grumman Corporation (NOC). Peer group companies were selected without respect to size when compared to the Company (they are all significantly larger than the Company), because the peer group companies have certain product lines and/or business segments that include products or services that are similar to the products or services offered by the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equities of the Company. Officers, directors and greater than ten percent shareholders are required to furnish the Company with copies of all Sections 16(a) forms they file.

           To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required during the fiscal year ended October 31, 2003, all Section 16(a) reporting requirements applicable to its officers, directors and greater than ten percent beneficial shareholders were complied with. All information required to be disclosed on such Form 3's or Form 4's has been disclosed on Form 5's that were timely filed by such individuals.

EQUITY COMPENSATION PLAN INFORMATION

           The following table provides information as of October 31, 2003 with respect to the Company's common stock that may be issued under its existing equity compensation plan(s). The table shows the number of securities to be issued under compensation plans that have been approved by stockholders. The Company does not have any equity compensation plans that were not approved by stockholders.

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF SECURITIES TO     WEIGHTED-AVERAGE     NUMBER OF SECURITIES
                                                                                               REMAINING AVAILABLE
                                                                                               FOR FUTURE ISSUANCE
                                                                         EXERCISE PRICE OF         UNDER EQUITY
                                                                        OUTSTANDING OPTIONS     COMPENSATION PLANS
                                                                                               EXCLUDING SECURITIES
                                              BE ISSUED UPON EXERCISE                          REFLECTED IN COLUMN
PLAN CATEGORY                                 OF OUTSTANDING OPTIONS                          (        (A))
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                                                        (A)                     (B)                    (C)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
EQUITY COMPENSATION PLAN APPROVED BY
  SECURITY HOLDERS                                   1,043,000                  $.58                 432,000
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
EQUITY COMPENSATION PLANS NOT APPROVED                                                  -
 BY SECURITY HOLDERS                                     -                                              -
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
TOTAL                                                1,043,000                  $.58                 432,000
---------------------------------------------------------------------------------------------------------------------


SECURITY OWNERSHIP OF MANAGEMENT

           The following table sets forth the number of the shares of the Company's common stock, $0.01 par value, beneficially owned by each director of the Company, each nominee for director of the Company, each executive officer of the Company and all directors, nominees and executive officers of the Company as a group as of February 24, 2004. Unless otherwise indicated below, each person indicated in the table has sole voting and investment power with respect to all shares included therein.

                                        AMOUNT AND NATURE OF      PERCENT OF
            NAME OF BENEFICIAL OWNER    BENEFICIAL OWNERSHIP      CLASS (1)

    G.S. Beckwith Gilbert                   2,723,515 (2)           66.62
    John R. Keller                            164,500 (3)            3.96
    Richard R. Schilling, Jr.                  28,000 (4)            0.68
    James A. Cole                              86,067 (5)            2.07
    Bruce N. Whitman                          178,000 (6)            4.32
    Paul L. Graziani                           50,000 (7)            1.21
    James T. Barry                            215,834 (8)            5.01
    Louis J. Petrucelly                        51,668 (9)            1.25
    Matthew Marcella                           26,667 (10)           0.65
    Ron Dunsky                                 46,667 (11)           1.13


    Officers and Directors as a
    Group (10 persons)                      3,570,918               76.66
    ----------------------------------------- ----------------------------------

(1) For the purposes of this table, "percent of class" held by each person has been calculated based on a total class equal to the sum of (i) 4,088,115 shares of common stock issued and outstanding on February 24, 2004 plus
     (ii) for such person the number of shares of common stock subject to stock options or warrants presently exercisable, or exercisable within 60 days after February 24, 2004, held by that person.

(2) Mr. Gilbert has shared voting and investment power with respect to 70,000 shares included in the table above.

(3) Includes 67,500 options that are exercisable out of an aggregate 77,500 granted Mr. Keller.

(4) Includes 25,000 options that are exercisable out of an aggregate 30,000 granted Mr. Schilling, the balance of which is not immediately exercisable.

(5) Includes 66,667 options that are exercisable out of an aggregate 90,000 granted Dr. Cole, the balance of which is not immediately exercisable.

(6) Includes 35,000 options that are exercisable out of an aggregate 45,000 granted Mr. Whitman, the balance of which is not immediately exercisable.

(7) Includes 35,000 options that are exercisable out of an aggregate 45,000 granted Mr. Graziani, the balance of which is not immediately exercisable.

(8) Includes 215,834 options that are exercisable out of an aggregate 282,500 granted Mr. Barry, the balance of which is not immediately exercisable.

(9) Includes 51,668 options that are exercisable out of an aggregate 95,000 granted Mr. Petrucelly, the balance of which is not immediately exercisable.

(10) Includes 26,667 options that are exercisable out of an aggregate 35,000 granted Mr. Marcella, the balance of which is not immediately exercisable.

(11) Includes 46,667 options that are exercisable out of an aggregate 75,000 granted Mr. Dunsky, the balance of which is not immediately exercisable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

           The following table sets forth information with respect to the only persons who, to the best knowledge of the Company as derived from such person's filings with the Securities and Exchange Commission, beneficially owned more than 5% of the common stock of the Company as of February 24, 2004. Unless otherwise indicated below, each person included in the table has sole voting and investment power with respect to all shares included therein.

                  NAME AND ADDRESS            AMOUNT AND NATURE      PERCENT OF
TITLE OF CLASS    OF BENEFICIAL OWNER           OF OWNERSHIP          CLASS (1)
----------------- ------------------------- ------------------- ----------------

Common            G.S. Beckwith Gilbert     2,723,515 (2)             66.62
Stock             47 Arch Street
                  Greenwich, CT 06830

----------------- ------------------------- ------------------- ----------------

(1) For the purposes of this table, "Percent of Class" held by each person has been calculated based on a total class equal to the sum of (i) 4,088,115 shares of common stock issued and outstanding on February 24, 2004 plus
     (ii) for such person the number of shares of common stock subject to stock options or warrants presently exercisable, or exercisable within 60 days after February 24, 2004, held by that person.

(2) Mr. Gilbert has shared voting and investment power with respect to 70,000 shares included in the table above.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

           In fiscal 2003, Mr. Gilbert loaned the Company $2,761,000 in the aggregate under certain promissory notes bearing interest at 9% per annum and maturing on December 31, 2003. As of October 31, 2003, the notes payable due to Mr. Gilbert totaled approximately $8,466,000 with interest at 9% per annum and secured by the Company's assets.

           Effective November 1, 2003, the Company entered into a Debt Agreement with G.S. Beckwith Gilbert, the Company's Chairman and significant shareholder, dated as of November 1, 2003, pursuant to which the Company and Mr. Gilbert agreed to modify certain terms and conditions of outstanding promissory notes previously issued by the Company to Mr. Gilbert. The principal amount of such previously issued notes was due at December 31, 2003, and the total amount due and owing as of November 1, 2003 was $ 8,466,465. Pursuant to the Debt Agreement, the Company issued a new note in replacement of those previously outstanding. Under the terms of the new note, principal amount is due on November 1, 2004 and interest is to be paid in fully paid and non-assessable shares of the Company's common stock. On January 15, 2004, the Company issued 600,000 non-assessable shares of common stock to Mr. Gilbert as payment of annual interest under the replacement note for fiscal 2004.

           Effective November 15, 2003, the Company and Mr. Gilbert entered into a subsequent debt agreement whereby any additional promissory notes issued to Mr. Gilbert will mature on November 1, 2004 and bear interest at 4.5% per annum, payable in cash.

           In fiscal 2003, the Company paid approximately $16,000 to Surf-Tech Manufacturing, Inc. (a non-public corporation) for materials and labor in connection with either the production of various replacement components, systems production or upgrade equipment of PASSUR systems. A Company Executive Vice President and Director is a 50% shareholder of the aforementioned company, and the Company believes that these rates are competitive and are at or below market rates.

                  II. RATIFICATION OF INDEPENDENT AUDITORS APPOINTMENT

           The Audit Committee has appointed BDO Seidman, LLP to audit the Company's consolidated financial statements for the fiscal year ending October 31, 2004, subject to the ratification of such appointment by the stockholders at the Annual Meeting. Such firm has no financial interest, either direct or indirect, in the Company. The Board of Directors anticipate that representatives from both Ernst & Young, LLP and BDO Seidman, LLP will attend the annual meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

           The affirmative vote of a majority of the shares of Common Stock represented at the meeting and entitled to vote is required for the ratification of the appointment of BDO Seidman, LLP as our independent auditors. The Audit Committee is directly responsible for the appointment and retention of the Company's independent auditors. Although ratification by stockholders is not required by our organizational documents or other applicable law, the Audit Committee has determined that requesting ratification by stockholders of its selection of BDO Seidman, LLP as our independent auditors is a matter of good corporate practice. If stockholders do not ratify the selection, the Audit

Committee will reconsider whether or not to retain BDO Seidman, LLP, but may still retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

           On February 4, 2004, Ernst & Young, LLP who served as the Company's independent public accountants since fiscal 1998, declined to stand for reelection as the Company's independent public accountants for fiscal year ending October 31, 2004. During the fiscal year ended October 31, 2003, and the subsequent interim period through February 4, 2004, there were no disagreements between the Company and Ernst & Young, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure as defined in Regulation S-K Item 304(a)(1)(iv). The report of Ernst & Young, LLP on our financial statements for the fiscal year ended October 31, 2003 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

           On February 4, 2004, upon the recommendation and approval of the Audit Committee, the Company engaged BDO Seidman, LLP as our new independent public accountants as of February 4, 2004. The Company had not consulted with BDO Seidman, LLP during fiscal year ended October 31, 2003, or during the subsequent interim period through and including the date of its engagement on either the application of accounting principles to a specific transaction, either completed or proposed, or on the type of audit opinion that might be rendered on our financial statements, or any matter that either the subject of a disagreement or reportable event as described by Regulation S-K Item(s) 304(a)(1)(iv);(v). The Company requested Ernst & Young, LLP to furnish a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young, LLP agrees with the above statements made by the Company. A copy of this letter addressed to the Securities and Exchange Commission, dated February 18, 2004, is filed as Exhibit 16.1 to our Current Report on Form 8-K/A dated February 18, 2004.


AUDIT AND AUDIT RELATED FEES

           The aggregate fees billed to the Company for the fiscal years ended October 31, 2003 and 2002 by our former independent public accountants, Ernst & Young, LLP, are as follows:

                                                         2003          2002
                                                         ----          ----
                  Audit Fees                         $119,000        $ 104,500
                  Audit Related Fees                 $      -            -
                  All Other Fees                     $  2,150            -

         AUDIT FEES:

           Fees billed to the Company by Ernst & Young, LLP relate to the services rendered for (i) the audit of the Company's annual financial statements set forth in the Company's Annual Report on Form 10-K, and (ii) the review of the Company's quarterly financial statements set forth in the Company's Quarterly Report on Form 10-Q for fiscal years ended October 31, 2003 and 2002, respectively.

         AUDIT RELATED FEES:

           There were no audit related fees billed to the Company by Ernst & Young, LLP during fiscal 2003 and 2002.

          ALL OTHER FEES:

           Fees billed to the Company by Ernst & Young, LLP were for non-audit services, relating to subscription fees to Ernst & Young, LLP Accounting and Auditing Research Tools as well as out-of-pocket expenses incurred by Ernst & Young during fiscal 2003. There were no other fees billed to the Company by Ernst & Young, LLP during fiscal 2002.

TAX RELATED FEES

           The aggregate fees billed to the Company for the fiscal years ended October 31, 2003 and 2002 by other firms other than those described above are as follows:

                                              2003             2002
                                              ----             ----
                  Tax Fees                  $ 12,000         $ 11,000

         TAX FEES:

           Tax fees billed to the Company for fiscal years 2003 and 2002 are comprised of fees in the areas of preparing federal and state tax returns and related tax compliance matters.

           The Audit Committee has considered whether the provision of non-audit fees for services is compatible with maintaining the principal accountant's independence.


AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

           Consistent with SEC policies regarding auditor independence, the Audit Committee (the "Committee") has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Committee has established a policy to review and pre-approve all audit and permissible non-audit services provided by the independent auditor. These services may include audit services, audit-related services, tax services and other services.

           Prior to engagement of the independent auditor, the Committee shall pre-approve all auditing services and all permitted non-audit services (including the fees and terms thereof), except those excluded from requiring pre-approval based upon the de minimus exception set forth in Section 202(i)(1)(b) of the Sarbanes-Oxley Act of 2002, to be performed for the Company by the independent auditor, to the extent required by law, according to established procedures. The Committee may delegate to one or more Committee members the authority to grant pre-approvals for audit and permitted non-audit services to be performed for the Company by the independent auditor, provided that decisions of such members to grant pre-approvals shall be presented to the full Committee at its next regularly scheduled meeting.

           All of the services provided by Ernst & Young, LLP and other firms as described above were approved by the Company's Audit Committee.

           THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS.

                                    SHAREHOLDER PROPOSALS

           The eligibility of shareholders to submit proposals, the proper subjects of shareholder proposals and other governing shareholder proposals are regulated by the rules (the "Shareholder Proposal Rules") adopted under Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in the Company's proxy materials for the 2005 Annual Meeting of Shareholders must be received by the Company at its principal executive office, 47 Arch Street, Greenwich, CT 06830, no later than November 12, 2004.

           In addition, in accordance with the Shareholder Proposal Rules, written notice of the shareholder proposals to be submitted outside of Rule 14a-8 described above for consideration at the 2005 Annual Meeting of Shareholders, but not to be included in the Company's proxy materials, must be received by the Company, at the address set forth in the preceding paragraph, on or before January 27, 2005, in order to be considered timely for purposes of the Shareholder Proposal Rules. The persons designated as proxies by the Company in connection with 2005 Annual Meeting of Shareholders will have discretionary voting authority with respect to any shareholder proposal for which the Company did not receive timely notice.

                              COST OF SOLICITATION

           The Company is making this solicitation. The cost of soliciting proxies will be borne by the Company. The Company will also reimburse brokerage firms and other custodians, nominees and fiduciaries, if any, for reasonable out-of-pocket expenses incurred by them in connection with forwarding solicitation materials to beneficial owners of Common Stock held of record by such persons. Solicitation by the Company will be primarily by mail.

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

           A copy of the Company's Form 10-K for the fiscal year ended October 31, 2003, including all financial statements and schedules (but without exhibits), as filed with the Securities and Exchange Commission, is included herewith and is also available on the Company's website at WWW.PASSUR.COM.

           The information under the headings "Compensation Committee Report", "Compensations Program Components", "Discussion of 2003 Compensation for the Chief Executive Officer" and "Performance Graph" above shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulation 14A or 14C, other than as provided in Item 402 of Regulation S-K, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, and, unless specific references is made therein to such headings, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

EXHIBIT A
                      MEGADATA CORPORATION (THE "COMPANY")
                             AUDIT COMMITTEE CHARTER
PURPOSE

           The purpose of the Audit Committee (the "Committee") shall be as follows:

           1. To oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

           2. To provide assistance to the Board of Directors with respect to its oversight of the following:

               (a)  The integrity of the Company's financial statements.

               (b) The Company's compliance with legal and regulatory requirements.

               (c)  The independent auditor's qualifications and independence.

               (d) The performance of the Company's management team and independent auditor.

           3. To prepare an audit committee report as required by the SEC rules to be included in the Company's annual proxy statement.


COMPOSITION

           The Committee shall consist of at least three members of the Board of Directors, each of whom is determined by the Board of Directors to be "independent" under the rules of the National Association of Securities Dealers and Rule 10A-3(b)(i) under the Securities Exchange Act of 1934 adopted pursuant to the Sarbanes-Oxley Act. No member of the Committee shall receive directly or indirectly any consulting, advisory, or other compensatory fees from the Company other than (1) director's fees for service as a director of the Company, including reasonable compensation for serving on the Committee and regular benefits that other directors receive and (2) a pension or similar compensation for past performance, provided that such compensation is not conditioned on continued or future service to the Company. In addition, no member of the Committee may be an affiliate of the Company or any subsidiary of the Company whether by way of being an officer or owning more than 10 percent of the Company's voting securities.

QUALIFICATIONS

           All members of the Committee shall be financially literate; as such qualification is interpreted by the Board of Directors (or must become financially literate within a reasonable period of time after his or her appointment). In addition, at least one member must have accounting or related financial management expertise; as such qualifications are interpreted by the Board of Directors in its business judgment, or be an "audit committee financial expert" as defined in the rules of the Securities and Exchange Commission (the "SEC"). Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or by an outside consultant.

APPOINTMENT AND REMOVAL

           The members of the Committee shall be appointed by the Board of Directors. A member shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

CHAIRMAN

           Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by the majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

MEETINGS

           The Committee shall meet at least quarterly, or more frequently as circumstances dictate. The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee. Any one or all members of the Committee may participate in a meeting of the Committee by means of a conference call or similar communication device by means of which all persons participating in the meeting can hear each other.

           All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate.

           As part of its goal to foster open communication, the Committee shall periodically meet separately with management and the independent auditor to discuss any matters that the Committee or any of these groups believe would be appropriate to discuss privately. In addition, the Committee should meet with the independent auditor and management quarterly to review the Company's financial statements in a manner consistent with that outlined in this Charter.

DUTIES AND RESPONSIBILITIES

           The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other duties and responsibilities delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter. The Committee may perform any functions it deems appropriate under applicable law, rules, or regulations, the Company's by-laws, and the resolutions or other directives of the Board, including review of any certification required to be reviewed in accordance with applicable law or regulations of the SEC.

           In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. In this regard and as it otherwise deems appropriate, the Committee shall have the authority, without seeking Board approval, to engage and obtain advice and assistance from outside legal and other advisors, as it deems

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necessary, to carry out its duties. The Committee also shall have the authority to receive appropriate funding, as determined by the Committee, in its capacity as a committee of the Board of Directors, from the Company for the payment of compensation to any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company; to compensate any outside legal or other advisors engaged by the Committee; and to pay the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

           The Committee shall be given full access to the Company's Board of Directors, corporate executives, and independent auditor as necessary to carry out these responsibilities. While acting within the scope of its stated purpose, the Committee shall have all the authority of the Board of Directors, except as otherwise limited by applicable law.

           Notwithstanding the foregoing, the Committee is not responsible for certifying the Company's financial statements or guaranteeing the independent auditor's report. The fundamental responsibility for the Company's financial statements and disclosures rests with management and the independent auditor. It also is the job of the CEO and senior management, rather than that of the Committee, to assess and manage the Company's exposure to risk.

         The Committee Shall:

REPORTS REVIEW

     1. Discuss with management and the independent auditor, prior to public dissemination, the Company's annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61.

     2. Discuss with management and the independent auditor, prior to the Company's filing of any quarterly or annual report, (a) whether any significant deficiencies in the design or operation of internal controls exist that could adversely affect the Company's ability to record, process, summarize, and report financial data; (b) the existence of any material weaknesses in the Company's internal controls; and (c) the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

     3. Discuss with management and the independent auditor the Company's major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure.

INDEPENDENT AUDITORS

     4. Directly appoint, retain, compensate, evaluate, and terminate any accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company and, in its sole authority, approve all audit engagement fees and terms as well as all non-audit engagements with such independent auditor.

     5. Oversee the work of any accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company, including resolving any disagreement between management and the auditor regarding financial reporting.

     6. Pre-approve all audit, audit related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by the independent auditor for the Company. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Committee. Unless otherwise specified by the Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

     7. To the extent deemed appropriate, delegate pre-approval authority to the Chairman of the Committee or any one or more other members of the Committee provided that any member of the Committee who has exercised any such delegation must report any such pre-approval decision to the Committee at its next scheduled meeting. The Committee will not delegate the pre-approval of services to be performed by the independent auditor to management.

     8. Require that the independent auditor, in conjunction with the Chief Financial Officer, be responsible for seeking pre-approval for providing services to the Company and that any request for pre-approval must inform the Committee about each service to be provided and must provide detail as to the particular service to be provided.

     9. Inform each accounting firm performing work for the Company that such firm shall report directly to the Committee.

     10. Review and evaluate, at least annually, the qualifications, performance, and independence of the independent auditor, including the lead audit partner. In conducting its review and evaluation, the Committee should do the following:

               (a) At least annually, obtain and review a report by the Company's independent auditor describing (i) the auditing firm's internal quality-control procedures; and (ii) the auditor's independence and all relationships between the independent auditor and the Company.

               (b) Discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring audit partner, and any other active audit engagement team partner, and consider whether there should be regular rotation of the audit firm itself.

               (c) Confirm with the independent auditor that the lead (or coordinating) audit partner, the concurring (or reviewing) partner, and each other active audit engagement team partner satisfies the rotation requirements of Rule 2-01(c)(6) of Regulation S-X.

               (d) Take into account the opinions of management in assessing the qualifications, performance, and independence of the independent auditor.

FINANCIAL REPORTING PROCESS

     11. In consultation with the independent auditor and management, review the integrity of the Company's financial reporting processes, both internal and external. In that connection, the Committee should obtain and discuss with management and the independent auditor reports from management and the independent auditor regarding (a) all critical accounting policies and practices to be used by the Company and the related disclosure of those critical accounting policies under "Management's Discussion and Analysis of Financial Condition and Results of Operations"; (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (c) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company's management, the ramifications of the use of the alternative disclosures and treatments, and the treatment preferred by the independent auditor; (d) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles; (e) any significant matters arising from any audit, whether raised by management or the independent auditor, relating to the Company's financial statements; and (f) any other material written communications between the independent auditor and the Company's management, including any "management" letter or schedule of unadjusted differences.

     12. Review periodically the effect of regulatory and accounting initiatives on the financial statements of the Company.

     13. Review with the independent auditor any audit problems or difficulties encountered and management's response thereto. In this regard, the Committee will regularly review with the independent auditor (a) any audit problems or other difficulties encountered by the auditor in the course of the audit work, including any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management and (b) management's responses to such matters. Without excluding other possibilities, the Committee may review with the independent auditor (i) any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise), (ii) any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement, and (iii) any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditor to the Company.

     14. Advise management and the independent auditor that they are expected to provide the Committee a timely analysis of any significant financial reporting issues and practices.

     15. Obtain from the independent auditor assurance that the audit of the Company's financial statements was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, which sets forth procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934.

     16. Review the form of the opinion the independent auditor proposes to render.

LEGAL COMPLIANCE/GENERAL

     17. Review periodically, with the Company's legal counsel, any significant legal, compliance, or regulatory matters that may have a material effect on the Company's financial statements or the Company's business or compliance policies, including material notices or inquiries from governmental agencies.

     18. Inquire of management regarding the existence of any significant deficiencies and major weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to affect the Company's ability to record, process, summarize, and report information and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

     19. Discuss with management and the independent auditor the Company's guidelines and policies with respect to risk assessment and risk management. The Committee will discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     20. Set clear hiring policies for employees or former employees of the independent auditor. At a minimum, these policies will provide that any public accounting firm may not provide audit services to the Company if the CEO, CFO, controller, chief accounting officer, or any person serving in an equivalent position for the Company was employed by the audit firm and participated in any capacity in the audit of the Company within one year of the initiation of the current audit.

     21. Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

REPORTS

     22. Provide an audit committee report as required to be included in the Company's proxy statement, pursuant to and in accordance with applicable rules and regulations of the SEC.

     23. Report regularly to the full Board of Directors. In this regard, the Committee will review with the full board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, or the performance of the management.

     24. The Committee shall provide such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

     25. Maintain minutes or other records of meetings and activities of the Committee.


COMMITTEE FUNCTIONING

           In conjunction with the Board of Directors, the Committee will give consideration to the qualifications and criteria for membership of the Committee; the appointment and removal of members of the Committee; and the structure and operations of the Committee.

ANNUAL PERFORMANCE EVALUATION

           The Committee will perform a review and evaluation, at least annually, of the performance of the Committee, including reviewing the compliance of the Committee with this Charter. In addition, the Committee will review and reassess, at least annually, the adequacy of this Charter and recommend to the Board of Directors any improvements to this Charter that the Committee considers necessary or valuable. The Committee will conduct such evaluations and reviews in such manner as it deems appropriate.

LIMITATION OF AUDIT COMMITTEE'S ROLE

           With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company's financial management as well as the independent auditor have more time, knowledge, and detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work.

           While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor. It also is not the duty of the Committee to conduct investigations or to assure compliance with laws and regulations and the Company's internal policies and procedures.

                                      PROXY
                              MEGADATA CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                             OF MEGADATA CORPORATION

           The undersigned stockholder hereby appoints G.S. Beckwith Gilbert and James T. Barry or either of them, each with power of substitution, as proxy or proxies for the undersigned, to attend the Annual Meeting of the Stockholders of Megadata Corporation (the "Company"), to be held at 11:00 a.m., local time, on April 7, 2004, at The LaGuardia Marriott Hotel, 105-05 Ditmars Blvd, East Elmhurst, NY, or at any adjournment or postponement thereof, and to vote all shares of common stock of the Company owned of record by the undersigned at the close of business on February 24, 2004, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue hereof, for the purposes more fully described in the accompanying Proxy Statement, and in their discretion, on other matters which properly come before the meeting:

(1)      ELECTION OF DIRECTORS

        FOR all nominees listed below         WITHHOLD AUTHORITY to vote for all
        (except as marked to the contrary)    nominees listed below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

G.S. Beckwith Gilbert

James T. Barry

John R. Keller

Paul L. Graziani

Richard R. Schilling, Jr.

Bruce N. Whitman



(2)      TO RATIFY THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS

         FOR          AGAINST              ABSTAIN


           (Continued and to be Signed and Dated on the Reverse Side)

           IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON OTHER MATTERS WHICH PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

UNLESS OTHERWISE INDICATED ABOVE OR UNLESS THIS PROXY IS REVOKED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES AND FOR THE RATIFICATION OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS.



                                 Date: _________________________________________

                                 X  ____________________________________________

                                 X  ____________________________________________

                         (IMPORTANT: Please sign exactly as your name or names appear on the label affixed hereto, and when signing as an attorney, executor, administrator, trustee or guardian, give your full title as such. If the signatory is a corporation, sign the full corporate name by duly authorized officer, or if a partnership, sign in partnership name by authorized person.)